UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 21, 2023

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on December 9, 2021, Dominion Energy, Inc. (the “Company”) contributed shares of its 4.35% Series C Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, without par value (the “Series C Preferred Stock”), to the Dominion Energy, Inc. Defined Benefit Master Trust (the “Trust”), which is the funding vehicle for the Dominion Energy Pension Plan, in a private placement exempt from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the contribution, the Company entered into a registration rights agreement, dated December 1, 2021 (the “Registration Rights Agreement”), with Gallagher Fiduciary Advisors, LLC, in its capacity as independent fiduciary and investment manager of a separate account in the Trust, pursuant to which the Company agreed to provide registration rights with respect to the shares of Series C Preferred Stock contributed to the Trust on customary terms. The Registration Rights Agreement was previously filed by the Company as an exhibit to the Current Report on Form 8-K filed by the Company on December 9, 2021 and is incorporated by reference as Exhibit 4.1 hereto.

On February 21, 2023, in accordance with the terms of the Registration Rights Agreement, the Company filed a prospectus supplement (the “Prospectus Supplement”) to its effective registration statement on Form S-3 (File No. 333-269879) filed with the Securities and Exchange Commission on February 21, 2023 (the “Registration Statement”) for the purpose of registering the offer and resale by the Trust of its shares of Series C Preferred Stock. This Current Report on Form 8-K is being filed for the purpose of incorporating by reference the exhibits filed herewith, or incorporated by reference hereto, into the Registration Statement and the related prospectus contained therein, as supplemented by the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits.

Exhibits

4.1	Registration Rights Agreement, dated December 1, 2021, by and between Dominion Energy, Inc. and Gallagher Fiduciary Advisors, LLC on behalf of the Dominion Energy, Inc. Defined Benefit Master Trust (Exhibit 4.2, Form 8-K filed December 9, 2021, File No. 1-8489, incorporated by reference).

5.1	Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ Darius A. Johnson
Name:	Darius A. Johnson
Title:	Vice President and Treasurer

Date: February 21, 2023